SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 28, 2005

Wells Real Estate Fund XI, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-25731	58-2250094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01. Regulation FD Disclosure

On October 28, 2005, Wells Real Estate Fund XI, L.P. (the “Registrant”) sent a letter to the financial representatives of the limited partners of the Registrant and on November 1, 2005 the Registrant will send a letter to the limited partners of the Registrant providing an update of the Registrant’s portfolio along with a distribution check, if applicable. Copies of the letters and Fact Sheet are attached as Exhibit 99.1, 99.2, and 99.3, respectively, to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Exhibit Title
99.1	Letter to financial representatives dated October 28, 2005

99.2	Letter to limited partners dated November 1, 2005

99.3	Wells Real Estate Fund XI, L.P. Fact Sheet data as of September 30, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XI, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	WELLS CAPITAL, INC.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: October 28, 2005

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Exhibit Index

Exhibit Number	Exhibit Title
99.1	Letter to financial representatives dated October 28, 2005

99.2	Letter to limited partners dated November 1, 2005

99.3	Wells Real Estate Fund XI, L.P. Fact Sheet data as of September 30, 2005

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